                                                                   Exhibit 25.01



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                                    FORM T-1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                 ------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

One Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)             (Zip code)

                                 ------------

                      GREAT LAKES DREDGE & DOCK CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                             13-3634726
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                        Great Lakes Dredge & Dock Company
               (Exact name of obligor as specified in its charter)

New Jersey                                           36-1163930
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                      Great Lakes Caribbean Dredging, Inc.
               (Exact name of obligor as specified in its charter)

Deleware                                             36-3015839
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                         Dawson Marine Services Company

               (Exact name of obligor as specified in its charter)

Delware                                              36-3503893
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                      North American Site Developers, Inc.
               (Exact name of obligor as specified in its charter)

Massachusetts                                        22-1539854
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                        Fifty-Three Dredging Corporation
               (Exact name of obligor as specified in its charter)

New Jersey                                           36-3177787
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

2122 York Road
Oak Brook, Illinois                                  60523
(Address of principal executive offices)             (Zip code)

                             _______________________


                                 Debt Securities
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


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                  Name                                        Address
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      Superintendent of Banks of the State of      2 Rector Street, New York,
      New York                                     N.Y. 10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                   N.Y. 10045

      Federal Deposit Insurance Corporation        Washington, D.C. 20429

      New York Clearing House Association          New York, New York 10005

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      2. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      3. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
             No. 33-44051.)

      4. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of May, 2001.


                                       THE BANK OF NEW YORK



                                       By: /s/   MING SHIANG
                                          --------------------------------------
                                          Name:  MING SHIANG
                                          Title: VICE PRESIDENT

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                         Dollar Amounts
                                                                                           In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...........................             $3,083,720
   Interest-bearing balances....................................................              4,949,333
Securities:
   Held-to-maturity securities..................................................                740,315
   Available-for-sale securities................................................              5,328,981
Federal funds sold and Securities purchased under
   agreements to resell.........................................................              5,695,708
Loans and lease financing receivables:
   Loans and leases, net of unearned income.....................................             36,590,456
   LESS: Allowance for loan and lease losses....................................                598,536
   LESS: Allocated transfer risk reserve........................................                 12,575
   Loans and leases, net of unearned income, allowance, and reserve.............             35,979,345
Trading Assets..................................................................             11,912,448
Premises and fixed assets (including capitalized leases)........................                763,241
Other real estate owned.........................................................                  2,925
Investments in unconsolidated subsidiaries and associated companies.............                183,836
Customers' liability to this bank on acceptances outstanding....................                424,303
Intangible assets...............................................................              1,378,477
Other assets....................................................................              3,823,797
                                                                                            -----------
Total assets....................................................................            $74,266,429
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LIABILITIES
Deposits:
   In domestic offices..........................................................            $28,328,548
   Noninterest-bearing..........................................................             12,637,384
   Interest-bearing.............................................................             15,691,164
   In foreign offices, Edge and Agreement subsidiaries, and IBFs................             27,920,690
   Noninterest-bearing..........................................................                470,130
   Interest-bearing.............................................................             27,450,560
Federal funds purchased and Securities sold under
   agreements to repurchase.....................................................              1,437,916
Demand notes issued to the U.S.Treasury.........................................                100,000
Trading liabilities.............................................................              2,049,818
Other borrowed money:
   With remaining maturity of one year or less..................................              1,279,125
   With remaining maturity of more than one year through three years............                      0
   With remaining maturity of more than three years.............................                 31,080
Bank's liability on acceptances executed and outstanding........................                427,110
Subordinated notes and debentures...............................................              1,646,000
Other liabilities...............................................................              4,604,478
                                                                                            -----------
Total liabilities...............................................................            $67,824,765
                                                                                            ===========

EQUITY CAPITAL
Common stock....................................................................              1,135,285
Surplus.........................................................................              1,008,775
Undivided profits and capital reserves..........................................              4,308,492
Net unrealized holding gains (losses) on available-for-sale securities..........                 27,768
Accumulated net gains (losses) on cash flow hedges..............................                      0
Cumulative foreign currency translation adjustments.............................                (38,656)
                                                                                            -----------
Total equity capital............................................................              6,441,664
                                                                                            -----------
Total liabilities and equity capital............................................            $74,266,429
                                                                                            ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                     Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi         )
Alan R. Griffith        )       Directors
Gerald L. Hassell       )


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